UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 4, 2005

                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        Commission File Number: 001-12079

                I.R.S. Employer Identification Number: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          Address of principal executive offices and telephone number)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  --  DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On November 4, 2005, Susan C. Schwab resigned from the Company's Board of Directors due to her confirmation by the U.S. Senate as a Deputy U.S. Trade Representative and John O. Wilson retired from the Board. A copy of the related press release is filed as Exhibit 99.1 to this Report.



ITEM 9.01 --  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

      Not Applicable

(b)  Pro Forma Financial Information.

      Not Applicable

(c)  Exhibits.

      99.1  Press Release dated November 10, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: November 10, 2005

                                  EXHIBIT INDEX




               Exhibit               Description
               -------   -----------------------------------
               99.1      Press release dated November 10, 2005


================================================================================


EXHIBIT 99.1

                                                                    NEWS RELEASE



Media Relations:  Katherine Potter             Investor Relations:  Karen Bunton
408-792-1168                                                        408-792-1121
kpotter@calpine.com                                          kbunton@calpine.com


                 Calpine Board Member Susan C. Schwab Confirmed as a Deputy United States Trade Representative

                             John O. Wilson Retires

     (SAN JOSE, Calif.) /PRNewswire-FirstCall/ Nov. 10, 2005 - Susan C. Schwab, a member of Calpine Corporation's [NYSE:CPN] Board of Directors, was unanimously confirmed by the United States Senate as a Deputy U.S. Trade Representative. Ms. Schwab will be a top adviser to U.S. Trade Representative Rob Portman and tasked to oversee U.S. trade relationships with Europe, the Middle East and the Americas. As required by her new position, Ms. Schwab is leaving Calpine's Board.

     "We congratulate Susan on her confirmation for this exciting new opportunity, and we wish her all the best in her important and challenging new position," said Calpine Chairman, President and Chief Executive Officer Peter Cartwright. "Since our initial public offering, Susan has brought extensive public and private sector service experience to our company, helping guide Calpine's rapid growth in the dynamic North American power industry. It has been an honor to have Susan serve on Calpine's board."

     Ms. Schwab, an independent Calpine Director since January 1997, served as the Chair of the company's Nominating and Governance Committee, and was a member and former Chair of the Compensation Committee. She served as President and Chief Executive Officer of the University System of Maryland Foundation since last year. Prior to that she was Dean of the University of Maryland School of Public Policy for eight years. Before joining the University of Maryland, Schwab was Director of Corporate Business Development for Motorola, Inc. During her previous government service, Ms. Schwab was Assistant Secretary of Commerce for the U.S. and Foreign Commercial Service and a trade negotiator.

     In September, Calpine announced Director John O. Wilson's plans to retire. Mr. Wilson officially retired from Calpine's Board of Directors on November 4, 2005.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces and is building a plant in Mexico. Its customized products and services include wholesale and retail electricity, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and maintenance, and operational services. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit http://www.calpine.com.